SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,  for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[X] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CNL Hospitality Properties, Inc.

                (Name of Registrant as Specified In Its Charter)



(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)and
    0-11.

1)  Title of each class of securities to which transaction applies:


2)  Aggregate number of securities to which transaction applies:


3)  Per   unit   price   or  other  underlying  value  of  transaction  computed
    pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:


5)  Total fee paid:

    [ ]  Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is  offset as provided by Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

                        CNL HOSPITALITY PROPERTIES, INC.
                             450 South Orange Avenue
                             Orlando, Florida 32801




March 24, 2001


To our Stockholders:

         You are cordially invited to attend the annual meeting of stockholders of CNL Hospitality Properties, Inc. (the "Company") on May 23, 2001 at 10:00 a.m. at 450 South Orange Avenue, Orlando, Florida. The directors and officers of the Company look forward to greeting you personally. Enclosed for your review are the proxy, proxy statement, notice of meeting for the annual meeting of stockholders and annual report.

     The Company experienced a year of tremendous growth in 2000. A favorable acquisition market environment combined with our conservative invest- ment philosophy and strong management team contributed to the successful results. During 2000, the Company raised approximately $204 million in gross proceeds through its public offerings of shares of common stock, increased the number of hotel properties in its portfolio from 11 to 29, including three development projects, one of which is owned through a joint venture, and increased its ownership interest from 49% to 71% in CNL Hotel Investors, Inc. We believe the Company is extremely well-positioned to participate in the expected continued growth in the hotel real estate market.

     Following the successful completion of its second public offering of common stock in September 2000, the Company commenced its third offering of up to $450,000,000 (45,000,000 shares). The net proceeds of this offering will be invested in triple-net leased properties and mortgage loans. We believe that the raising of additional capital by the Company through its third offering will provide the following benefits:

                  Additional diversification: Additional capital received by the Company will be used to invest in additional properties and mortgage loans, providing the Company with increased diversification by hotel brand, tenant and geographic concentration.

                  Cost efficiencies: The expansion of the Company will allow further economies of scale of general and administrative expenses of the Company.

                  Market capitalization: Additional capital will provide the Company with a larger market capitalization if the Board of Directors determines to list the shares of common stock on a national securities exchange or over-the-counter market. We believe that it is important to continue to grow the Company to a larger equity capital base, which we believe will provide more visibility in the event the Board determines that listing is the appropriate course of action.

     As we prepare for the exciting year ahead, the Board of Directors unanimously recommends that you vote to approve the proposals presented in this year's proxy statement. Your vote counts. Please complete and return the attached ballot today. Thank you for your attention to this matter.

Sincerely,




/s/ James M. Seneff, Jr.                             /s/ Robert A. Bourne
---------------------------                          ---------------------------
James M. Seneff, Jr.                                 Robert A. Bourne
Chairman of the Board and                            Vice Chairman and
Chief Executive Officer                              President

                        CNL HOSPITALITY PROPERTIES, INC.
                           CNL Centers at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801


          Notice of Annual Meeting of Stockholders and Proxy Statement

                     Annual Meeting to be Held May 23, 2001



To Our Stockholders:

Notice is hereby given that the 2001 annual meeting of stockholders of CNL Hospitality Properties, Inc. (the "Company") will be held CNL Center, 450 South Orange Avenue, Orlando, Florida, 32801 on May 23, 2001, at 10:00 a.m., local time, for the following purposes:

     1. To elect seven directors of the Company for terms expiring at the 2002 annual meeting of stockholders;

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 16, 2001 will be entitled to notice of and to vote at the annual meeting or at any adjournment thereof.

Stockholders are cordially invited to attend the meeting in person. All stockholders, whether or not they plan to attend the meeting, are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. You may also grant your proxy by telephone by following the instructions on the proxy card. It is important that your shares be voted. By returning your proxy promptly, you can help the Company avoid additional expenses to ensure a quorum is met so the meeting can be held. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person.

                                          By Order of the Board of Directors,


                                          /s/ Lynn E. Rose
                                          --------------------------------------
                                          Lynn E. Rose
                                          Secretary

March 24, 2001
Orlando, Florida

                        CNL HOSPITALITY PROPERTIES, INC.
                             450 South Orange Avenue
                             Orlando, Florida 32801




                                 PROXY STATEMENT




     This proxy statement is furnished by the Board of Directors of CNL Hospitality Properties, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the annual meeting of stockholders to be held at 10:00 a.m., local time, on May 23, 2001, at the Company's offices, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on March 16, 2001 will be entitled to vote.

     Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted FOR each proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (2) by presentation at the annual meeting of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the annual meeting and voting in person.

     A proxy card is enclosed for your use. The proxy card contains instructions for responding either by telephone or by mail. Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

     Solicitation of proxies will be primarily by mail. However, directors and officers of the Company also may solicit proxies by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. It is anticipated that this proxy statement and the enclosed proxy first will be mailed to stockholders on or about March 24, 2001.

     As of March 16, 2001, 55,363,076 shares of common stock of the Company were outstanding. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, officers and directors of the Company had the power to vote approximately 1.7% of the outstanding shares of common stock.

                                TABLE OF CONTENTS



PROPOSAL I:                Election of Directors...........................    3
                           Executive Compensation..........................    9
                           Audit Committee Report..........................    9


SECURITY OWNERSHIP.........................................................   10

CERTAIN TRANSACTIONS.......................................................   12

INDEPENDENT AUDITORS.......................................................   15

OTHER MATTERS..............................................................   15

PROPOSALS FOR NEXT ANNUAL MEETING..........................................   15

ANNUAL REPORT..............................................................   16

APPENDIX: AUDIT COMMITTEE CHARTER..........................................   17

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

Nominees

     The persons named below have been nominated by the Board of Directors for election as directors to serve until the next annual meeting of stockholders or until their successors shall have been elected and qualified. Messrs. Bourne and Seneff have been directors since June 1996. Messrs. Adams, Dustin, Griswold, Kaplan and McAllaster have served as directors since early 1999. The table below sets forth each nominee's name, age, principal occupation or employment during at least the last five years, and directorships in other public corporations.

     The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees. Proxies will be voted FOR the election of the following nominees unless authority is withheld.

Name and Age                  Background
Charles E. Adams, 38          Mr.  Adams is the  President  and a  founding  principal  with  Celebration
                              Associates,  LLC, a real estate advisory and development  firm with offices in Chapel Hill and Pinehurst,  North  Carolina,  Daufuskie  Island and Fort
                              Mill,  South Carolina.  Celebration  Associates  specializes in large-scale master-planned  communities,  seniors' housing and specialty commercial and mixed-use  developments.  Mr. Adams joined The Walt Disney  Company in 1990 and from  1996  until  May  1997  served  as Vice  President  of  community
                              business   development  for  The   Celebration   Company  and  Walt  Disney
                              Imagineering.  He was responsible for  Celebration  Education,  Celebration
                              Network,  Celebration  Health, and Celebration  Foundation,  as well as new business  development,  strategic  alliances,  retail  sales  and  leasing, commercial  sales and  leasing,  and the  development  of Little Lake Bryan and  Celebration.  Previously,  Mr. Adams was  responsible  for the initial residential,  amenity,  sales and marketing,  consumer  research and master planning efforts for Celebration.  Additionally,  Mr. Adams participated in the planning for  residential  development at EuroDisney in Paris,  France.
                              He was a founding  member of the  Celebration  School Board of Trustees and served as  President  and  founding  member of the  Celebration  Foundation
                              Board of  Directors.  Mr.  Adams is a founding  member of the Health  Magic
                              Steering  Committee  and  council  member  on  the  Recreation  Development
                              Council  for the Urban  Land  Institute.  Before  joining  The Walt  Disney
                              Company  in  1990,   Mr.  Adams  worked  with  Trammell  Crow   Residential
                              developing  luxury apartment  communities in the Orlando and  Jacksonville,
                              Florida  areas.  Mr.  Adams  received  a  B.A.  from  Northeast   Louisiana
                              University  in 1984 and an M.B.A from Harvard  Graduate  School of Business in 1989.


Robert A. Bourne, 53          Mr.  Bourne is a  director,  Vice  Chairman of the Board of  Directors  and
                              President  of the  Company.  In  addition,  he serves as a  director,  Vice
                              Chairman of the Board and President of CNL Hospitality  Corp.,  the advisor to the  Company,  and a  director  and  President  of CNL Hotel  Investors,
                              Inc.,  a real  estate  investment  trust  in  which  the  Company  owns  an
                              interest.   Mr.   Bourne  is  also  the  President  and  Treasurer  of  CNL
                              Financial  Group,   Inc.;  a  director  and  President  of  CNL  Retirement
                              Properties,  Inc., a public,  unlisted  real estate  investment  trust;  as well as, a director and  President of CNL  Retirement  Corp.,  its advisor.
                              Mr.  Bourne  also  serves as a  director  of  CNLBank.  He has  served as a director  since  1992,  Vice  Chairman of the Board  since  February  1996,
                              Secretary  and Treasurer  from  February  1996 through 1997,  and President from July 1992 through  February  1996,  of  Commercial  Net Lease  Realty,
                              Inc.,  a public real estate  investment  trust listed on the New York Stock
                              Exchange.  Mr.  Bourne has served as a director  since  inception  in 1994,
                              President  from 1994 through  February  1999,  Treasurer from February 1999 through  August 1999,  and Vice  Chairman of the Board since  February 1999 of CNL  American  Properties  Fund,  Inc., a public,  unlisted  real estate
                              investment   trust.   He  also  served  as  a  director  and  held  various
                              executive  positions  for CNL  Fund  Advisors,  Inc.,  the  advisor  to CNL
                              American  Properties  Fund,  Inc.  prior to its merger  with such  company, from 1994  through  August  1999.  Mr.  Bourne  also  serves as a director,
                              President  and Treasurer  for various  affiliates  of CNL Financial  Group,
                              Inc.,   including  CNL  Investment  Company,   CNL  Securities  Corp.,  the
                              managing  dealer for the Company's  public  offering of common  stock,  and
                              CNL  Institutional  Advisors,  Inc.,  a registered  investment  advisor for pension  plans.  Since joining CNL  Securities  Corp.  in 1979,  Mr. Bourne has overseen  CNL's real estate and capital  markets  activities  including
                              the   investment   of  over  $2  billion  in  equity  and  the   financing,
                              acquisition,  construction,  and leasing of restaurants,  office buildings, apartment  complexes,  hotels,  and other real estate. Mr. Bourne began his career as a  certified  public  accountant  employed  by Coopers & Lybrand,
                              Certified  Public  Accountants,  from 1971 through 1978,  where he attained the  position of tax manager in 1975.  Mr.  Bourne  graduated  from Florida
                              State  University  in 1970 where he  received a B.A.  in  Accounting,  with honors.

Lawrence A. Dustin, 55        Mr.  Dustin   currently  is  a  principal  of  BBT,  an  advisory   company
                              specializing in hotel operations,  marketing and development,  and also was a principal  of BBT from  September  1998 to August 1999.  Until  recently,
                              Mr.  Dustin  served  as  president  of  the  lodging  division  for  Travel
                              Services  International,  Inc., a specialized distributor of leisure travel products and  services.  Mr.  Dustin has over 30 years of experience in the hospitality  industry.  From 1994 to September  1998,  Mr. Dustin served as senior vice president of lodging of Universal  Studios,  Inc., where he led
                              Universal's   entry  into  the  lodging   business.   Mr.  Dustin  provided
                              strategic  direction  and tactical  implementation  for matters  related to
                              Universal's  hotel interest in Singapore,  Osaka,  Los Angeles and Orlando.
                              In Orlando,  he  supervised  the  early-stage  development  of the resort's five highly themed,  full service hotels  comprised of 5,000 rooms.  In the fall of  1994,  Mr.  Dustin  served  as a  principal  and  chief  executive officer  of  Denver-based  AspenCrest  Hospitality,  Inc.,  a  professional services  firm which  helped  independent  hotel  owners  enhance the asset value of their  properties.  From 1969 to 1989,  Mr.  Dustin  held  various positions  in the hotel  industry,  including 14 years in  management  with
                              Westin Hotel & Resorts.  Mr. Dustin  received a B.A.  from  Michigan  State
                              University in 1968.

John A. Griswold, 52          Mr.  Griswold  serves  as  President  of  Tishman  Hotel  Corporation,   an
                              operating  unit of Tishman  Realty &  Construction  Co.,  Inc.,  founded in
                              1898.   Tishman  Hotel   Corporation  is  a  hotel  developer,   owner  and
                              operator,  and  has  provided  such  services  for  more  than  85  hotels, totaling  more  than  30,000  rooms.  Mr.  Griswold  joined  Tishman  Hotel
                              Corporation  in 1985.  From 1981 to 1985,  Mr.  Griswold  served as general manager  of  the  Buena  Vista  Palace  Hotel  in  The  Walt  Disney  World
                              Village.  From  1978 to 1981,  he  served  as Vice  President  and  general manager  of the  Homestead  Resort,  a luxury  condominium  resort  in Glen
                              Arbor,  Michigan.  Mr.  Griswold  served as an  operations  manager for The
                              Walt  Disney   Company  from  1971  to  1978.   He  was   responsible   for
                              operational,   financial  and  future   planning  for   multi-unit   dining
                              facilities  in Walt  Disney  World  Village  and Lake Buena  Vista  Country
                              Club.  He is a member  of the board of  directors  of the  Florida  Hotel &
                              Motel   Association,   Chairman  of  Orlando/Orange   County  Convention  &
                              Visitors Bureau,  Inc. and Treasurer of the First Orlando  Foundation.  Mr.
                              Griswold  received  a B.S.  from  the  School  of Hotel  Administration  at
                              Cornell University in Ithaca, New York.

Matthew W. Kaplan, 38         Mr. Kaplan is a managing  director of Rothschild  Realty Inc.  where he has served since 1992,  and where he is responsible  for securities  investment activities  including  acting as  portfolio  manager of Five Arrows  Realty
                              Securities  LLC, a $900 million  private  investment  fund.  Mr. Kaplan has been a director of Parkway Properties,  Inc., a public  corporation,  since
                              2000,  and of WNY Group,  Inc.,  a private  corporation,  since  1999.  Mr.
                              Kaplan also serves as a director of CNL Hospitality  Corp.,  the advisor to the  Company,  and CNL Hotel  Investors,  Inc.,  a real  estate  investment trust in  which  the  Company  owns an  interest.  From  1990 to 1992,  Mr.
                              Kaplan served in the corporate  finance  department of Rothschild  Inc., an affiliate  of  Rothschild  Realty Inc. Mr.  Kaplan  served as a director of
                              Ambassador  Apartments  Inc.  from  August  1996  through May 1998 and is a member of the  Urban  Land  Institute.  Mr.  Kaplan  received  a B.A.  with honors from  Washington  University in 1984 and an M.B.A.  from the Wharton
                              School of Finance and Commerce at the University of Pennsylvania in 1988.

Craig M. McAllaster, 49       Dr.  McAllaster is dean of the Roy E. Crummer  Graduate  School of Business at Rollins  College.  He  directed  the  Executive  MBA  program  from 1994 through 2000,  has been on the  management  faculty and served as executive
                              director  of  the  international   consulting  practicum  programs  at  the
                              Crummer  School.  Prior  to  Rollins  College,  Dr.  McAllaster  was on the
                              faculty at the School of  Industrial  and Labor  Relations  and the Johnson
                              Graduate  School  of  Management,  both  at  Cornell  University,  and  the
                              University  of  Central  Florida.  Dr.  McAllaster  spent over ten years in
                              the   consumer   services   and   electronics   industry   in   management,
                              organizational  and  executive  development  positions.  He is a consultant to many domestic and  international  companies in the areas of strategy and
                              leadership.   Dr.  McAllaster  received  a  B.S.  from  the  University  of
                              Arizona in 1973,  an M.S.  from Alfred  University  in 1981 and an M.A. and
                              Doctorate from Columbia University in 1987.

James M. Seneff, Jr., 54      Mr.Seneff is a director, Chairman of the Board and  Chief Executive Officer of the Company, CNL Hospitality Corp., the Advisor to the Company,  and CNL
                              Hotel  Investors,  Inc.,  a real  estate  investment  trust  in  which  the
                              Company  owns an interest.  Mr.  Seneff is a principal  stockholder  of CNL
                              Holdings,  Inc.,  the  parent  company  of CNL  Financial  Group,  Inc.,  a diversified  real estate  company,  and has served as a director,  Chairman of the Board and Chief Executive  Officer of CNL Financial Group,  Inc. and
                              its  subsidiaries  since CNL's  formation  in 1973.  CNL  Financial  Group,
                              Inc.  is  the  parent  company,   either  directly  or  indirectly  through
                              subsidiaries,  of CNL Real Estate  Services,  Inc., CNL Hospitality  Corp.,
                              CNL Capital  Markets,  Inc.,  CNL  Investment  Company  and CNL  Securities
                              Corp.,  the managing  dealer for the  Company's  public  offering of common stock.  CNL and  the  entities  it has  established  have  more  than  $4.8
                              billion  in  assets,   representing   interests  in   approximately   1,900
                              properties  and  approximately  1,200  mortgage  loans  in 48  states.  Mr.
                              Seneff  also  serves  as a  director,  Chairman  of  the  Board  and  Chief
                              Executive Officer of CNL Retirement  Properties,  Inc., a public,  unlisted real  estate  investment  trust,  as  well  as CNL  Retirement  Corp.,  its advisor.  Since  1992,  Mr.  Seneff has served as a  director,  Chairman of the Board and Chief  Executive  Officer  of  Commercial  Net Lease  Realty,
                              Inc.,  a public  real  estate  investment  trust  that is listed on the New
                              York  Stock  Exchange.  In  addition,  he  has  served  as a  director  and
                              Chairman of the Board since  inception in 1994,  served as Chief  Executive
                              Officer  from 1994  through  August 1999 and  currently  serves as co-Chief
                              Executive  Officer  of  CNL  American  Properties  Fund,  Inc.,  a  public, unlisted  real  estate  investment  trust.  He also  served as a  director,
                              Chairman  of the Board and Chief  Executive  Officer of CNL Fund  Advisors,
                              Inc., the advisor to CNL American  Properties  Fund,  Inc., until it merged with such  company in  September  1999.  Mr.  Seneff  has also  served as a director,  Chairman  of  the  Board  and  Chief  Executive  Officer  of CNL
                              Securities Corp., since 1979; CNL Investment  Company,  since 1990; and CNL
                              Institutional   Advisors,  a  registered  investment  advisor  for  pension plans,  since  1990.  Mr.  Seneff  formerly  served as a director  of First
                              Union  National  Bank  of  Florida,  N.A.,  and  currently  serves  as  the
                              Chairman of the Board of CNLBank.  Mr.  Seneff  served on the Florida State
                              Commission  on  Ethics  and is a former  member  and past  chairman  of the
                              State of Florida  Investment  Advisory  Council,  which  recommends  to the
                              Florida Board of  Administration  investments for various Florida  employee
                              retirement   funds.  The  Florida  Board  of  Administration  is  Florida's
                              principal  investment  advisory  and money  management  agency and oversees the  investment  of more than $60 billion of retirement  funds.  Mr. Seneff
                              received  his  degree  in  Business   Administration   from  Florida  State
                              University in 1968.


     In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote FOR the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required for the election of directors.

     A majority of the Company's directors are required to be independent, as that term is defined in the Company's Articles of Incorporation. Messrs. Adams, Dustin, Griswold and McAllaster are independent directors.

Compensation of Directors

     During the year ended December 31, 2000, each independent director earned approximately $6,000 for serving on the Board of Directors. In addition, each independent director received $750 per Board meeting attended ($375 for each telephonic meeting in which the director participated), including committee meetings. The Company has not, and in the future will not, pay any compensation to the directors of the Company who also serve as officers and directors of CNL Hospitality Corp., the Company's advisor (the "Advisor").

     The Board of Directors met eight times during the year ended December 31, 2000. Each member of the Board of Directors attended at least 75 percent of the total meetings of the Board of Directors and of any committee on which he served.

Committees of the Board of Directors

     The Company has a standing Audit Committee, the members of which are selected by the Board of Directors each year. The Audit Committee makes recommendations to the Board of Directors as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. Effective September 22, 2000, the Chairman of the Audit Committee received $750 per meeting attended with the Company's independent accountants ($375 for each telephonic meeting in which the Chairman participated). During 2000, the Audit Committee was comprised of Messrs. Griswold, Adams and McAllaster. For the year ended December 31, 2000, each of Messrs. Griswold, Adams and McAllaster met the definition of "independent" under Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The Audit Committee met once during the year ended December 31, 2000. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included with this Proxy Statement as an appendix.

     The Company does not have a compensation or nominating committee.

Executive Officers

     The executive officers of the Company are as follows:

     Name                             Age        Position
     ----                             ---        --------
     James M. Seneff, Jr.             54         Chief Executive Officer and Chairman of the Board

     Robert A. Bourne                 53         President and Vice Chairman

     Charles A. Muller                42         Chief Operating Officer and Executive Vice President

     Thomas J. Hutchison III          59         Executive Vice President

     Lynn E. Rose                     52         Secretary and Treasurer

     C. Brian Strickland              38         Senior Vice President of Finance and Administration


     Charles A. Muller. Chief Operating Officer and Executive Vice President. Mr. Muller joined CNL Hospitality Corp. in October 1996 and is responsible for the planning and implementation of CNL's interest in hotel industry investments, including acquisitions, development, project analysis and due diligence. He currently serves as the Chief Operating Officer and Executive Vice President of CNL Hospitality Corp., the Advisor, and CNL Hotel Investors, Inc., and Executive Vice President of CNL Hotel Development Company. Mr. Muller joined CNL following more than 15 years of broad-based hotel industry experience with firms such as Tishman Hotel Corporation, Wyndham Hotels & Resorts, PKF Consulting and AIRCOA Hospitality Services. Mr. Muller's background includes responsibility for market review and valuation efforts, property acquisitions and development, capital improvement planning, hotel operations and project management for renovations and new construction. Mr. Muller served on the former Market, Finance and Investment Analysis Committee of the American Hotel & Motel Association and is a founding member of the Lodging Industry Investment Council. He holds a bachelor's degree in Hotel Administration from Cornell University.

     Thomas J. Hutchison III. Executive Vice President. Mr. Hutchison serves as an Executive Vice President and a director of CNL Hospitality Corp., the Advisor, and serves as Executive Vice President of CNL Hotel Investors, Inc. Mr. Hutchison serves as President and Chief Operating Officer of CNL Real Estate
Services, Inc., which is the parent company of CNL Hospitality Corp. and CNL Retirement Corp. He also serves as the Chief Operating Officer and President of CNL Realty and Development Corp. In addition, Mr. Hutchison serves as an Executive Vice President of CNL Retirement Properties, Inc. and CNL Retirement Corp., its advisor. Mr. Hutchison joined CNL Financial Group, Inc. in January 2000 with more than 30 years of senior management and consulting experience in the real estate development and services industries. He currently serves on the board of directors of Restore Orlando, a nonprofit community volunteer organization. Prior to joining CNL, Mr. Hutchison was president and owner of numerous real estate services and development companies. From 1995 to 2000, he was chairman and chief executive officer of Atlantic Realty Services, Inc. and TJH Development Corporation. Since 1990, he has fulfilled a number of long-term consulting assignments for large corporations, including managing a number of large international joint ventures. From 1990 to 1991, Mr. Hutchison was the court-appointed president and chief executive officer of General Development Corporation, a real estate community development company, where he assumed the day-to-day management of the $2.6 billion NYSE-listed company entering re-organization. From 1986 to 1990, he was the chairman and chief executive officer of a number of real estate-related companies engaged in the master planning and land acquisition of forty residential, industrial and office development projects. From 1978 to 1986, Mr. Hutchison was the president and chief executive officer of Murdock Development Corporation and Murdock Investment Corporation, as well as Murdock's nine service divisions. In this capacity, he managed an average of $350 million of new development per year for over nine years. Additionally, he expanded the commercial real estate activities to a national basis, and established both a new extended care division and a hotel division that grew to 14 properties. Mr. Hutchison was educated at Purdue University and the University of Maryland Business School.

     Lynn E. Rose. Secretary and Treasurer. Ms. Rose also serves as Secretary, Treasurer and a director of CNL Hospitality Corp., the Advisor, and as Secretary of the subsidiaries of the Company. Ms. Rose is Secretary and Treasurer of CNL Retirement Properties, Inc., a public, unlisted real estate investment trust, and serves as Secretary of its subsidiaries. In addition, she serves as Secretary, Treasurer and a director of CNL Retirement Corp., its advisor. Ms. Rose served as Secretary of CNL American Properties Fund, Inc., a public, unlisted real estate investment trust, from 1994 through August 1999, and served as Treasurer from 1994 through February 1999. She also served as Treasurer of CNL Fund Advisors, Inc. from 1994 through July 1998, and served as Secretary and a director from 1994 through August 1999, at which time it merged with CNL American Properties Fund, Inc. Ms. Rose served as Secretary and Treasurer of Commercial Net Lease Realty, Inc., a public real estate investment trust listed on the New York Stock Exchange, from 1992 through February 1996, and as Secretary and a director of CNL Realty Advisors, Inc., its advisor, from its inception in 1991 through 1997. She also served as Treasurer of CNL Realty Advisors, Inc. from 1991 through February 1996. Ms. Rose, a certified public accountant, has served as Secretary of CNL Financial Group, Inc. since 1987, served as Controller from 1987 to 1993 and has served as Chief Financial Officer since 1993. She also serves as Secretary of the subsidiaries of CNL Financial Group Inc. and holds various other offices in the subsidiaries. In addition, she serves as Secretary for approximately 75 additional corporations affiliated with CNL Financial Group, Inc. and it subsidiaries. Ms. Rose has served as Chief Financial Officer and Secretary of CNL Securities Corp. since July 1994. Ms. Rose oversees the tax and legal compliance for over 375 corporations, partnerships and joint ventures, and the accounting and financial reporting for over 200 entities. Prior to joining CNL, Ms. Rose was a partner with Robert A. Bourne in the accounting firm of Bourne & Rose, P.A., Certified Public Accountants. Ms. Rose holds a B.A. in Sociology from the University of Central Florida. She was licensed as a certified public accountant in 1979.

     C. Brian Strickland. Senior Vice President of Finance and Administration. Mr. Strickland also currently serves as Senior Vice President of Finance and Administration of CNL Hospitality Corp., the Advisor, and CNL Hotel Development Company. Mr. Strickland supervises the companies' financial reporting, financial control and accounting functions as well as forecasting, budgeting and cash management activities. He is also responsible for regulatory compliance, equity and debt financing activities and insurance for the companies. Mr. Strickland joined CNL Hospitality Corp. in April 1998 with an extensive accounting background. Prior to joining CNL, he served as vice president of taxation with Patriot American Hospitality, Inc., where he was responsible for implementation of tax planning strategies on corporate mergers and acquisitions and where he performed or assisted in strategic processes in the REIT industry. From 1989 to 1997, Mr. Strickland served as a director of tax and asset management for Wyndham Hotels & Resorts where he was integrally involved in structuring acquisitive transactions, including the consolidation and initial public offering of Wyndham Hotel Corporation and its subsequent merger with Patriot American Hospitality, Inc. In his capacity as director of asset management, he was instrumental in the development and opening of a hotel and casino in San Juan, Puerto Rico. Prior to 1989, Mr. Strickland was senior tax accountant for Trammell Crow Company where he provided tax consulting services to regional developmental offices. From 1986 to 1988, Mr. Strickland was tax accountant for Ernst & Whinney where he was a member of the real estate practice group. Mr. Strickland is a certified public accountant and holds a bachelor's degree in accounting.

     The backgrounds of Messrs. Seneff and Bourne are described at "ELECTION OF DIRECTORS."

                             EXECUTIVE COMPENSATION

Annual Compensation

     No annual or long-term compensation was paid by the Company to the Chief Executive Officer for services rendered in all capacities to the Company during the years ended December 31, 2000, 1999 and 1998. In addition, no executive officer of the Company received an annual salary or bonus from the Company during the year ended December 31, 2000. The Company's executive officers also are employees and executive officers of the Advisor or its affiliates and receive compensation from CNL Financial Group, Inc. and its affiliates in part for services in such capacities. See "Certain Transactions" for a description of the fees payable and expenses reimbursed to the Advisor.


                             AUDIT COMMITTEE REPORT

         The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "Commission"), nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, expect to the extent that the Company incorporates it by specific reference.

         Review and Discussions with Management. The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements for the fiscal year ended December 31, 2000 with the management of the Company.

         Review and Discussions with Independent Auditors. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be disclosed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

         The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

         Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Commission.

                                                  Audit Committee

                                                  Charles E. Adams
                                                  John A. Griswold
                                                  Craig M. McAllaster

                               SECURITY OWNERSHIP


     The following table sets forth, as of March 16, 2001, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than five percent of the Company's common stock, by each director and nominee, and by all officers and directors as a group, based upon information furnished to the Company by such stockholders, officers and directors.

     Name and Address                                    Number of Shares                      Percent
     of Beneficial Owner                                Beneficially Owned                    of Shares
     -------------------                               -------------------                    ---------
     Charles E. Adams                                       0                                     --
     One Peach Lane
     Ft. Mill, SC  29716

     Robert A. Bourne                                       0                                     --
     450 South Orange Avenue
     Orlando, FL  32801

     Lawrence A. Dustin                                     0                                     --
     2120 Walnut Hill Lane, Suite 100
     Irving, TX  75038

     John A. Griswold                                       0                                     --
     1200 EPCOT Resorts Blvd.
     Lake Buena Vista, FL  32830

     Matthew W. Kaplan                                      909,191 (1)                           1.6%
     1251 Avenue of the Americas
     51st Floor
     New York, NY  10020

     Craig M. McAllaster                                    0                                     --
     1000 Holt Avenue - 2722
     Winter Park, FL  32789-4499

     Charles A. Muller                                      500 (2)                               (3)
     450 South Orange Avenue
     Orlando, FL  32801

     James M. Seneff, Jr.                                   20,000 (4)                            (3)
     450 South Orange Avenue
     Orlando, FL  32801

     All directors and executive                            929,691                               1.7%
     officers as a group (11 persons)



(1) Represents shares held by Five Arrows Realty Securities II, LLC, a Delaware limited liability company in which Rothschild Realty Investors II, LLC, the managing member, has appointed Mr. Kaplan, among others, as a manager of Five Arrows Realty Securities II, LLC. Mr. Kaplan disclaims beneficial ownership of such shares.

(2)  Represents shares held by Mr. Muller as an individual.

(3)  Less than one percent.

(4) Represents shares held by the Advisor, of which Mr. Seneff is a director. Mr. Seneff and his wife share beneficial ownership of the Advisor through their ownership of CNL Financial Group, Inc. through its parent company, CNL Holdings, Inc. The Advisor is a majority owned subsidiary of CNL Financial Group, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section  16(a)  of the  Securities  Exchange  Act  requires  the  Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission. Reporting Persons are required by the Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

     Based solely upon a review of Section 16(a) reports furnished to the Company for 2000, written representations that no other reports were required and other information known to the Company, the Company believes that the Reporting Persons complied with all filing requirements for 2000.

                              CERTAIN TRANSACTIONS


     All of the executive officers of the Company are executive officers of CNL Hospitality Corp., the advisor to the Company (the "Advisor"), which is a majority owned subsidiary of CNL Financial Group, Inc., of which Messrs. Seneff and Bourne are affiliates. In addition, Messrs. Seneff and Bourne and Ms. Rose are executive officers of CNL Securities Corp., the managing dealer of the Company's offering of shares of common stock, and a wholly owned subsidiary of CNL Financial Group, Inc. Messrs. Seneff and Bourne are directors of the Company, the Advisor and CNL Securities Corp., and Ms. Rose and Mr. Hutchison are directors of the Advisor. Mr. Kaplan is a director of the Company and the Advisor. Administration of the day-to-day operations of the Company is provided by the Advisor, pursuant to the terms of an advisory agreement. The Advisor also serves as the Company's consultant in connection with policy decisions to be made by the Company's Board of Directors, manages the Company's properties and renders such other services as the Board of Directors deems appropriate. The Advisor also bears the expense of providing the executive personnel and office space to the Company. The Advisor is at all times subject to the supervision of the Board of Directors of the Company and has only such functions and authority as the Company may delegate to it as the Company's agent.

     CNL Securities Corp. is entitled to receive selling commissions amounting to 7.5 percent of the total amount raised from the sale of shares of common stock for services in connection with the offering of shares, a substantial portion of which may be paid as commissions to other broker-dealers. For the year ended December 31, 2000, the Company incurred $15,116,931 of such fees, of which approximately $14,557,335 was paid by CNL Securities Corp. as commissions to other broker-dealers.

     In addition, CNL Securities Corp. is entitled to receive a marketing support and due diligence expense reimbursement fee equal to 0.5 percent of the total amount raised from the sale of shares, a portion of which may be reallowed to other broker-dealers. For the year ended December 31, 2000, the Company incurred $1,016,468 of such fees, the majority of which were reallowed to other broker-dealers and from which all bona fide due diligence expenses were paid.

     CNL Securities Corp. will also receive, in connection with the initial offering of up to 16,500,000 shares of common stock and the 2000 offering of up to 45,000,000 shares of common stock, a soliciting dealer servicing fee payable annually by the Company, on December 31 of each year following the year in which the respective offering terminates, in the amount of 0.20 percent of "invested capital," as defined by the Company's prospectus, from the initial offering and the 2000 offering, respectively. CNL Securities Corp. in turn may reallow all or a portion of such fee to soliciting dealers whose clients hold shares on such date. As of December 31, 2000, $300,145 of such fees were incurred and payable in connection with the initial offering.

     Additionally, in connection with its 1999 offering of up to 27,500,000 shares of common stock, the Company agreed to issue and sell soliciting dealer warrants to CNL Securities Corp. The price for each warrant was $0.0008 and one warrant was issued for every 25 shares sold by the managing dealer. All or a portion of the soliciting dealer warrants may be reallowed to soliciting dealers with prior written approval from, and in the sole discretion of, the managing dealer, except where prohibited by either federal or state securities laws. The holder of a soliciting dealer warrants is entitled to purchase one share of common stock from the Company at a price of $12.00 during the five year period commencing June 17, 1999. No soliciting dealer warrants, however, will be exercisable until one year from the date of issuance. As of December 31, 2000, the Company had issued 960,900 soliciting dealer warrants to CNL Securities Corp.

     The Advisor is entitled to receive acquisition fees for services in identifying the properties and structuring the terms of the acquisitions and leases of the properties and structuring the terms of the mortgage loans equal to 4.5 percent of gross proceeds and loan proceeds from permanent financing and the line of credit that are used to acquire properties, but excluding amounts used to finance secured equipment leases. For the year ended December 31, 2000, the Company incurred $17,056,532 of such fees. Such fees are included in land, buildings and equipment on operating leases and other assets.

         CNL Hotel Development Company, a subsidiary of the Advisor, is entitled to receive fees in connection with the development, construction or renovation of a property, generally equal to 4 percent of anticipated project costs. During the year ended December 31, 2000, the Company incurred $2,125,857 of such fees. Such fees are included in land, buildings and equipment on operating leases and investment in unconsolidated subsidiaries.


     The Company and the Advisor have entered into an advisory agreement pursuant to which the Advisor will receive a monthly asset management fee of one-twelfth of 0.60 percent of the Company's real estate asset value and the outstanding principal balance of any mortgage loans as of the end of the preceding month. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Advisor shall determine. During the year ended December 31, 2000, the Company incurred $1,335,488 of such fees. Additionally, the Company's consolidated subsidiary CNL Hotel Investors, Inc. ("Hotel Investors"), incurred asset management fees and subordinated incentive fees to the Advisor, of which the Company's pro rata share totaled $61,806 and $114,133, respectively, during the nine months ended September 30, 2000, at which time Hotel Investors became a consolidated subsidiary.

     The Company incurs operating expenses which, in general, are those expenses relating to administration of the Company on an ongoing basis. Pursuant to the advisory agreement described above, the Advisor is required to reimburse the Company the amount by which the total operating expenses paid or incurred by the Company exceed in any four consecutive fiscal quarters, the greater of two percent of average invested assets or 25 percent of net income (the "Expense Cap"). For the year ended December 31, 2000, the Company's operating expenses did not exceed the Expense Cap.

     The Advisor and its affiliates provide accounting and administrative services to the Company (including accounting and administrative services in connection with the offering of shares) on a day-to-day basis. For the year ended December 31, 2000, the Company incurred a total of $4,394,795 for these services, $3,851,925 of such costs representing stock issuance costs and $542,870 representing general operating and administrative expenses, including costs related to preparing and distributing reports required by the Commission.

     During 2000, the Company increased its interest in Hotel Investors, which is owned by the Company and Five Arrows Realty Securities II, L.L.C. ("Five Arrows"), from 49 interest to 71 percent. The Company acquired the additional 22 percent interest from Five Arrows in two transactions for an aggregate of approximately $26.3 million in consideration. Matthew W. Kaplan, a director of the Company, is a manager of Five Arrows.

         In October 2000, Five Arrows, the Company and Hotel Investors entered into an agreement with the following terms:

o Hotel Investors agreed to redeem 2,104 shares of both Class A Preferred Stock and common stock of Hotel Investors held by Five Arrows for $2,104,000;
o Hotel Investors agreed to redeem 1,653 shares of Class B Preferred Stock and an aggregate of 10,115 shares of common stock of Hotel Investors held by the Company for $1,653,000;
o The Company purchased 7,563 shares of both the Class A Preferred Stock and common stock of Hotel Investors from Five Arrows for $11,395,000;

o The Company repurchased 65,285 shares of the Company's common stock owned by Five Arrows for $620,207; o The remaining Class A Preferred Stock owned by Five Arrows (38,670 shares) and the Company (7,563 shares) were exchanged for an equivalent number of shares of Class E Preferred Stock par value $0.01 of Hotel Investors;
o Five Arrows granted the following options (1) on or before January 31, 2001, the Company had the option to purchase 7,250 shares of Class E Preferred Stock and an equal number of shares of common stock of Hotel Investors held by Five Arrows for $1,000 per pair of Class E Preferred Stock and common stock of Hotel Investors, and (2) provided that the Company purchased all of the shares under the first option, the Company would have the option, until June 30, 2001, to purchase 7,251 shares of both Class E Preferred Stock and an equal number of shares of common stock of Hotel Investors for $1,000 for each pair;
o The Company has agreed to pay Five Arrows additional consideration for agreeing to defer the conversion of its Class A Preferred Stock (prior to its conversion to Class E Preferred Stock) to common stock of the Company. These payments are equivalent to the difference between any distributions received by Five Arrows from Hotel Investors and the distributions that Five Arrows would have received from the Company if Five Arrows had converted its Class A Preferred Stock into the Company's common stock on June 30, 2000;
o Five Arrows has agreed to forfeit its priority cash distributions from Hotel Investors; and
o Cash available for distributions of Hotel Investors is distributed to 100 CNL Holdings, Inc. and affiliates' associates who each own one share of Class C preferred stock in Hotel Investors, to provide a quarterly, cumulative, compounded 8 percent return. All remaining cash available for distributions is distributed pro rata with respect to the interest in the common shares of Hotel Investors.

     On December 29, 2000, the Company exercised its two options to acquire 14,501 shares of Class E Preferred Stock and common stock owned by Five Arrows as of December 31, 2000.

     The Company maintains 13 bank accounts in a bank in which certain officers and directors of the Company serve as directors, and in which an affiliate of the Advisor is a stockholder. The amount deposited with this affiliate was $17,568,909 at December 31, 2000.

     All amounts paid by the Company to affiliates of the Company are believed by the Company to be fair and comparable to amounts that would be paid for similar services provided by unaffiliated third parties.

                              INDEPENDENT AUDITORS

     Upon recommendation of and approval by the Board of Directors, including the independent directors, PricewaterhouseCoopers LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year. PricewaterhouseCoopers LLP also served as the Company's independent certified public accountants for the year ended December 31, 2000.

     A representative of PricewaterhouseCoopers LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

Audit Fees

     During the year ended December 31, 2000, the Company incurred audit fees of $31,000 payable to PricewaterhouseCoopers LLP. These fees include audit services and quarterly reviews of financial statements in Forms 10-Q.

Financial Information Systems Design and Implementation

     There were no professional services rendered by PricewaterhouseCoopers LLP during the year ended December 31, 2000 relating to financial information systems design and implementation.

All Other Fees

     PricewaterhouseCoopers LLP has also been engaged by the Company to perform tax compliance services, services related to Securities and Exchange Commission reporting and professional services related to the acquisition of properties. During the year ended December 31, 2000, the Company incurred a total of $59,255 of such fees.

     The Audit Committee of the Board of Directors has considered whether the provision of the services described under the caption "All Other Fees" is consistent with maintaining the independence of PricewaterhouseCoopers LLP.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the person(s) named in the enclosed proxy will vote thereon as he or they determine to be in the best interests of the Company.

                        PROPOSALS FOR NEXT ANNUAL MEETING

     Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2002 must be received at the Company's office at 450 South Orange Avenue, Orlando, Florida 32801, no later than November 24, 2001.

     Notwithstanding the aforementioned deadline, under the Company's Bylaws, a stockholder must follow certain other procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of stockholders. These procedures provide that stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting must do so by notice timely received by the Secretary of the Company. With respect to proposals for the 2002 annual meeting, the Secretary of the Company must receive notice of any such proposal no earlier than February 22, 2002, and no later than March 24, 2002.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2000 accompanies this proxy statement.


                                        By Order of the Board of Directors,


                                        /s/ Lynn E. Rose
                                        ----------------------------------------
                                        Lynn E. Rose
                                        Secretary

March 24, 2001
Orlando, Florida

                                    APPENDIX

                        CNL Hospitality Properties, Inc.
                             Audit Committee Charter


I.  PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors of CNL Hospitality Properties, Inc. (the "Company") in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting process, the system of internal controls, the audit process, and the Company's process for monitoring compliance with laws and regulations. In performing its duties, the Audit Committee will maintain effective working relationships with the Board of Directors, management and the independent accountants. To effectively perform his or her role, each Committee member will obtain an understanding of the responsibilities of Committee membership as well as the Company's business, operations, and risks.

II.  COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Company's Board of Directors. Each member of the Audit Committee shall be an independent director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Each Committee member shall have a working familiarity with basic finance and accounting practices, as interpreted by the Board of Directors in its business judgment. In addition, at least one member of the Committee shall have accounting or related financial management expertise, as interpreted by the Board of Directors in its business judgment.

The Board of Directors shall elect the members of the Committee annually. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

The Committee shall meet annually, or more frequently as circumstances dictate.

A majority of the members of the Committee shall constitute a quorum for the transaction of business and the action of a majority of those present at a meeting at which a quorum is present shall be action of the Committee. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting, if a unanimous written consent, which sets forth the action to be taken, is signed by each member of the Committee and filed with the minutes of the proceedings of the Committee. The members of the Committee may conduct any meeting thereof by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by such means shall constitute presence in person at the meeting.

In order to foster open communications, the Committee shall consider meeting at least annually with management and the independent accountants in separate sessions to discuss any matters that these groups believe should be discussed privately.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall perform the following:

A.   Documents/Reports Review Activities:

     1. Review this Charter as conditions dictate, but no less than annually. Recommend any proposed changes to the Charter to the Board of Directors.

     2. Review with management and the independent accountants the Company's annual consolidated financial statements, including the Form 10-K, annual report to stockholders and proxy statement.

     3. Review with management and the independent accountants the Company's Form 10-Q quarterly. The Chair of the Committee may represent the entire Committee for purposes of this review.

B.   Activities Concerning Independent Accountants:

     1. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness.

     2. On an annual basis, review and discuss with the independent accountants all significant relationships the accountants have with the Company to determine the accountant's independence and ensure receipt of a formal written statement delineating all such relationships and confirming the independent accountants' view that they are independent of the Company.

     3. Approve any proposed discharge of the independent accountants when circumstances warrant.

     4. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's consolidated financial statements.

C.   Financial Reporting Processes Activities:

     1. In consultation with the independent accountants, review the integrity of the Company's consolidated financial reporting processes.

     2. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     3. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants or management.

D.   Process Improvement Activities:

     1. Establish regular systems of reporting to the Committee by management and the independent accountants any significant judgements made in management's preparation of the consolidated financial statements and the view of each as to the appropriateness of such judgements.

     2. Following completion of the annual audit, review with the independent accountants and management any significant difficulties encountered during the course of the audit, including restrictions on the scope of work or access to required information.

     3.   Review  any  significant   disagreements   among  management  and  the
          independent accountants in connection with the preparation of the consolidated financial statements.

     4. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

E.   Other Activities:

     1. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or Board of Directors deems necessary or appropriate.

     2. Periodically update the Board of Directors about Committee activities and make appropriate recommendations.

                                  SHAW PITTMAN
                               2300 N STREET, N.W.
                             WASHINGTON, D.C. 20037
                            FACSIMILE: (202) 663-8007



March 24, 2001



VIA EDGAR


U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      CNL Hospitality Properties, Inc.
         File No. 000-24097

Ladies and Gentlemen:

         Enclosed for filing are the preliminary proxy materials, including the notice of annual meeting, letter to stockholders, proxy statement and proxy card of CNL Hospitality Properties, Inc. relating to its 2001 annual meeting of stockholders. Please contact me at the above address or, if by telephone, at
(202) 663-8187 if you have any comments on the enclosed materials.

                                   Sincerely,



                                   /s/ Robert P. Sherley
                                   Robert P. Sherley

Enclosures

                        CNL HOSPITALITY PROPERTIES, INC.
                         Annual Meeting of Stockholders
                           CNL Center at City Commons
                             450 South Orange Avenue
                                Orlando, Florida
                           May 23, 2001 at 10:00 a.m.

                               **Voting Options**
                       YOU MAY VOTE BY TOLL-FREE TELEPHONE
    (OR COMPLETE THE PROXY CARD BELOW AND RETURN IT BY MAIL IN THE ENCLOSED
                                    ENVELOPE)

If voting by proxy, you may vote either by mail or by telephone. Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card by mail. To vote by telephone, please read the accompanying proxy statement and then follow these steps.

                               YOUR CONTROL NUMBER
                              |-------------------|
                              |-------------------|


TO VOTE BY PHONE:    -----------------------------------------------------------
                     CALL  TOLL  FREE  (866) 227-8683 ANY TIME ON  A  TOUCH-TONE
                     TELEPHONE. THERE IS NO CHARGE TO YOU FOR THE CALL. PLEASE
                     HAVE   THIS  FORM  AVAILABLE  WHEN YOU CALL THE TOLL-FREE
                     NUMBER.

                     Enter the 7-digit control number located above,
                        FOLLOWED BY THE # SIGN

                      Option #1:    To vote as the Board of Directors recommends
                                    on All proposals:  Press 1

                                    When asked, please confirm your vote by pressing 1

                      Option # 2:   If  you  choose  to  vote  on  each proposal
                                    separately:

                                    Press 2 and follow the recorded instructions
                      ----------------------------------------------------------

        If you vote by telephone, please DO NOT mail back the proxy card.

                              THANK YOU FOR VOTING!

                   FOLD AND DETACH HERE AND READ REVERSE SIDE
--------------------------------------------------------------------------------
P R O X Y

     The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL Hospitality Properties, Inc. (the "Company") which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on May 23, 2001, at 10:00 a.m., local time, and any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement, dated March 24, 2001, a copy of which has been received by the undersigned, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:

1.   Election of Seven Directors
     Nominees:       [] FOR ALL  [] WITHHELD FOR ALL [] FOR ALL NOMINEES, EXCEPT
                                                        VOTE WITHHELD FOR:
         Charles E. Adams
         Robert A. Bourne                               (Write   that  nominee's
         Lawrence A. Dustin                             name below)
         John A. Griswold
         Matthew W. Kaplan                              ------------------------
         Craig M. McAllaster
         James M. Seneff, Jr.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO ACT UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


IF YOU SIGN, DATE AND MAIL YOUR PROXY WITHOUT INDICATING HOW YOU WANT TO VOTE, YOUR PROXY WILL BE COUNTED AS VOTE "FOR" THE MATTERS STATED. IF YOU FAIL TO RETURN YOUR PROXY, YOUR PROXY WILL NOT BE COUNTED. EACH STOCKHOLDER IS URGED TO SUBMIT A SIGNED AND DATED PROXY.


                                          Dated:            , 2001
                                                ------------





                                          Signature(s) of Stockholder(s)

                                          IMPORTANT:   Please   mark  this
                                          Proxy,    date   it,   sign   it
                                          exactly    as    your    name(s)
                                          appear(s)  and  return it in the
                                          enclosed       postage      paid
                                          envelope.  Joint  owners  should
                                          each      sign       personally.
                                          Trustees  and others  signing in
                                          a  representative  or  fiduciary
                                          capacity  should  indicate their
                                          full titles in such capacity.

CNL Hospitality Properties, Inc. Please Vote Flyer
--------------------------------------------------

Please Vote!

     Read the Enclosed  Materials...
     Enclosed is the following information for the CNL Hospitality Properties, Inc. Annual Meeting of Stockholders: 2000 Annual Report Proxy Statement that discusses the proposals being voted Proxy Card

     Complete the Proxy Card...
     Please review and vote on all proposals listed on the proxy card. Simply cast your vote, sign and detach the proxy card and return it in the postage-paid envelope provided. Please note, all parties must sign.
     ...Or Vote by Telephone...
     For your convenience, you may grant your proxy by telephone. Please refer to the proxy card for telephonic voting instructions. If you vote by telephone, please DO NOT mail back the proxy card.

     For Assistance...
     If you have any questions or need assistance completing your proxy card, please call Investor Relations toll free at 1-866-650-0650.

     Please Vote Today!

     Re-soliciting stockholders adds unnecessary costs to CNL Hospitality Properties, Inc. Help us minimize operational expenses. We encourage you to cast your vote promptly so we can avoid the time and expense of re-soliciting your vote.

     Thank you,

     We appreciate your participation and your support. Again, please be sure to vote on all the proposals. Your vote is important!



                  [GRAPHIC OMITTED]

                  CNL Center at City Commons
                  P.O. Box 4920
                  Orlando, FL  32802-4920
                  tel (407) 650-1000  (866) 650-0650

CNL Hospitality Properties, Inc. Proxy Card Graphics

Front side of card:


Your Vote is Important!


[GRAPHIC OMITTED]
            Hospitality Properties, Inc.        Please take a minute to review
                                                and vote on the proposals listed
         CNL Center at City Commons             on the proxy card.
         P.O. Box 4920
         Orlando, FL  32802-4920
         tel (407) 650-1000  (866) 650-0650

Back side of card:

The date of the CNL Hospitality Properties, Inc. annual stockholder meeting is quickly approaching and we need your help!

You should have received your CNL Hospitality Properties, Inc. annual report, proxy statement and proxy card. Please take a few minutes to vote. Please sign, date and return the proxy card. Please note: ALL parties must sign the proxy card in order for it to be valid.

Or for your convenience, you may grant your proxy by telephone. Please refer to the proxy card for telephonic instructions. If you vote by telephone, please DO NOT return the proxy card.

If you have already cast your vote, thank you for your prompt attention to this matter. We appreciate your participation!

It is important that your shares are represented.

Please Vote.  Every vote counts!  Thank you!